SUBSCRIPTION AGREEMENT

SoTech, Inc.
136 East Genessee Street
Syracuse, New York 13202
Attn:    William D. Harper, President

         Re:      Subscription to the Shares of Common Stock
                  [BJ&H File No.:  3324.00]

Dear Mr. Harper:

The undersigned investor ("Subscriber") hereby acknowledges receipt of the prospectus ("Prospectus"), dated December _____, 2005 of SoTech, Inc., a Georgia corporation ("SoTech"), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus. The Subscriber agrees that this Agreement is subject to availability of shares and acceptance by SoTech.

The Subscriber hereby subscribes for ____________ shares of SoTech's common stock ("Common Stock") at $0.10 per share, for an aggregate purchase price of $____________. Enclosed is the Subscriber's check made payable to _____________________________, which will be forwarded by SoTech to the Escrow Agent. The Subscriber may also elect to submit his subscription funds directly to the escrow account via wire transfer as provided in this Agreement.

   The Subscriber hereby acknowledges that ___________________ is acting solely as escrow holder in connection with the offering of Common Stock and makes no recommendation with respect thereto. ___________________ has made no investigation regarding the offering or any person or entity involved in the offering.

   Wiring Instructions:                         Accepted and Agreed:

   ABA #_________________________       ________________________________________
   ______________________________       Signature of Subscriber
   A/C___________________________
   f/f/c Trust account #_________       ________________________________________
   Account Name:  SoTech, Inc.          Print Full Name
   Attn:_________________________
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                                        Street Address

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                                        City, State, Zip

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                                        Area Code and Telephone Number

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                                        Social Security Number

                                        Accepted and Agreed:

                                        SOTECH, INC.

                                        By:_____________________________________
                                                 Authorized Officer